INVESTMENT ADVISER
BANC ONE INVESTMENT
  ADVISORS CORPORATION
1111 Polaris Parkway
Columbus, Ohio 43271-0211

ADMINISTRATOR AND FOUNDER
AQUILA MANAGEMENT CORPORATION
380 Madison Avenue, Suite 2300
New York, New York 10017

BOARD OF TRUSTEES
Lacy B. Herrmann, Chairman
Thomas A. Christopher
Douglas Dean
Diana P. Herrmann
Ann R. Leven
Theodore T. Mason
Anne J. Mills
William J. Nightingale
James R. Ramsey

OFFICERS
Lacy B. Herrmann, President
Diana P. Herrmann, Vice President
Charles E. Childs, III, Vice President
John M. Herndon, Vice President
Jerry G. McGrew, Vice President
Rose F. Marotta, Chief Financial Officer
Richard F. West, Treasurer
Edward M.W. Hines, Secretary

DISTRIBUTOR
AQUILA DISTRIBUTORS, INC.
380 Madison Avenue, Suite 2300
New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, Delaware 19809

CUSTODIAN
BANK ONE TRUST COMPANY, N.A.
100 East Broad Street
Columbus, Ohio 43271

INDEPENDENT AUDITORS
KPMG PEAT MARWICK LLP
345 Park Avenue
New York, New York 10154

Further information is contained in the Prospectus, which must precede or accompany this report.


ANNUAL
REPORT

SEPTEMBER 30, 1997

CHURCHILL
CASH RESERVES
TRUST

A CASH MANAGEMENT INVESTMENT


[Logo of Churchill Cash Reserves Trust: Standing Pegasus]

[Logo of Aquila Group of Funds: Eagle's Head]

ONE OF THE
AQUILAsm GROUP OF FUNDS

[Logo of Churchill Cash Reserves Trust: Standing Pegasus]

CHURCHILL CASH RESERVES TRUST

ANNUAL REPORT

November 17, 1997

Dear Investor:

            We are pleased to provide you with the Annual Report for Churchill Cash Reserves Trust for the fiscal year ended September 30, 1997.

            1997 began with investors wondering whether the brisk U.S. economic growth of the 4th quarter of 1996 would carry over into the new year. Indeed, as key indicators revealed continued strength in the economy, forecasts of economic growth were revised upward as business activity and consumer spending continued to expand. By the end of the first quarter, the economy had barrelled ahead at a 4.9% annualized pace, its fastest in recent years. But as investors have come to realize, good news for the economy is bad news for the financial markets since strong economic growth can rekindle higher inflation. Concerned that a continued strong economy and low unemployment would potentionally put additional upward pressure on wages and ultimately prices, the Federal Reserve voted on March 25th to raise short-term interest rates for the first time in more than two years. However, despite the early warning signs of potentially higher inflation, the Fed has since left interest rates unchanged in recent months because actual gauges of prices have remained stable or in some cases have fallen.

            Without a significant policy change in interest rates, the Trust's Investment Adviser, Banc One Investment Advisors Corporation, continues to take advantage whenever possible, of any increase in short-term interest rates by purchasing longer-maturity securities. This strategy increased the Trust's average weighted maturity from 55 days on March 31, 1997 to a more aggressive 66 days on September 30, 1997. As of the end of the current fiscal year, the Trust's seven-day yield was 5.21% compared to 5.03% for the same period ended September 30, 1996.

            Looking forward, we are optimistic that the Trust will continue to provide investors attractive yields compared to alternative money market investments. Through alertness to market opportunities, the Trust can produce a highly competitive return for its investors without compromising safety.

            All associated with Churchill Cash Reserves Trust pledge to you our continued diligence in the operation of the Trust for your benefit. Your confidence in Churchill Cash Reserves Trust is most valued and appreciated.

                                                    Sincerely,
                                                    /s/ Lacy B. Herrmann
                                                    Lacy B. Herrmann
                                                    President and Chairman
                                                     of the Board of Trustees

KPMG Peat Marwick LLP
Certified Public Accountants

                       INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Churchill Cash Reserves Trust:

    We have audited the accompanying statement of assets and liabilities of Churchill Cash Reserves Trust, including the statement of investments, as of September 30, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodia
n. An audit also includes assessing the accounting principles used, and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Churchill Cash Reserves Trust as of September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                    KPMG Peat Marwick LLP

New York, New York
October 31, 1997

                    CHURCHILL CASH RESERVES TRUST
                      STATEMENT OF INVESTMENTS
                        SEPTEMBER 30, 1997

  FACE
  AMOUNT          COMMERCIAL PAPER (70.0%)                          VALUE
                  Art Auction (4.8%)
  $6,000,000      Sotheby's Inc., 5.59%, 10/01/97                 $ 6,000,000

                  Banking (8.7%)
   5,000,000      Banco Rio de la Plata S.A., 5.36%, 10/31/97       4,977,667
                     Letter of Credit: Bayerische Vereinsbank
   6,000,000      Government Development Bank of Puerto Rico,
                     5.56%, 11/14/97                                5,959,227
                                                                   10,936,894
                  Brokerage (5.5%)
   2,000,000      Goldman Sachs Group L.P., 5.78%, 01/13/98         1,966,604
   5,000,000      Lehman Brothers Holdings Inc., 5.75%, 10/02/97    4,999,202
                                                                    6,965,806

                  Computers (4.0%)
   5,000,000      CSC Enterprises, 5.57%, 11/10/97                  4,969,057

                  Electric and Gas Utility (9.5%)
   6,000,000      AES Shady Point Inc., 5.58%, 10/03/97             5,998,140
                     Letter of Credit: Bank of Tokyo -
                     Mitsubishi, Ltd.
   6,000,000      Cogentrix of Richmond, Inc., 5.64%, 10/23/97      5,979,320
                     Letter of Credit: Banque Paribas

                                                                   11,977,460

                  Finance (19.1%)
   5,980,000      Banner Receivables Corp., 5.59%, 10/16/97#        5,966,072
   6,000,000      Gotham Funding Corp., 5.58%, 10/10/97#            5,991,630
   6,000,000      Madison Funding Corp., 5.63%, 10/20/97#           5,982,172
   6,000,000      Sanwa Business Credit Corp., 5.70%, 10/16/97      5,985,750
                                                                   23,925,624

                  Insurance (4.8%)
   6,000,000      SAFECO Credit Co. Inc., 5.62%, 10/17/97           5,985,014

                  Oil (4.0%)
   5,000,000      Petroleo Brasileiro S.A.- Petrobras,
                     Series C, 5.68%, 10/02/97                      4,999,212
                     Letter of Credit: Barclays Bank PLC

                  Real Estate (9.6%)
   6,000,000      75 State Street Capital Corp., 5.62%,
                     10/01/97,                                      6,000,000
                     Letter of Credit: Banque Paribas
   6,000,000      SRD Finance Inc., 5.60%, 10/02/97                 5,999,068
                     Letter of Credit: Sumitomo Bank, Ltd.
                                                                   11,999,068
                     Total Commercial Paper                        87,758,135


                  MEDIUM TERM NOTES (12.8%)
   5,000,000      Bear Stearns Companies Inc., 5.38%, 03/18/98      5,000,000
   5,000,000      IBM Credit Corp., 5.75%, 01/20/98                 4,999,582
   6,000,000      Merrill Lynch & Co. Inc., 5.41%, 03/04/98         6,000,106
                     Total Medium Term Notes                       15,999,688


                  CERTIFICATES OF DEPOSIT (11.5%)
   4,000,000      Bankers Trust Company, 5.92%, 07/17/98            3,999,092
   2,000,000      Bankers Trust Company, 5.91%, 08/07/98            1,999,350
   3,000,000      National Westminster Bank PLC, NY Branch,
                     5.85%, 07/22/98                                2,997,190
   5,500,000      Societe Generale NY Branch, 5.96%, 09/15/98       5,504,192
                     Total Certificates of Deposit                 14,499,824


                  CORPORATE NOTES (5.6%)
   2,000,000      Comerica Bank, 6.75%, 05/12/98                    2,009,475
   4,000,000      First Chicago NBD Corp., 8.50%, 06/01/98          4,059,300
   1,000,000      Lehman Brothers Holdings Inc., 5.75%, 02/15/98      999,129
                     Total Corporate Notes                          7,067,904


                  REPURCHASE AGREEMENTS (0.3%)
     360,000      Aubrey G. Lanston & Co., 6.05%, 10/01/97            360,000
                     (Proceeds of $ 360,060 to be received
                     at maturity)
                     Collateral: $ 346,000 U.S.Treasury Notes,
                     7.625%, due 02/15/07
                     (Collateral Market Value $ 368,000)

                  Total Repurchase Agreements                         360,000


                  Total Investments (cost
                    $125,685,551*)                    100.2%      125,685,551
                  Liabilities in excess of
                   other assets                         (.2)         (293,508)
                  Net Assets                          100.0%    $ 125,392,043

     * Cost for Federal income tax purposes is identical.
     # Pursuant to Rule 144A, resale is restricted to qualified institutional buyers.

See accompanying notes to financial statements.

                       CHURCHILL CASH RESERVES TRUST
                    STATEMENT OF ASSETS AND LIABILITIES
                            SEPTEMBER 30, 1997


ASSETS
Investments at value (cost - $125,685,551)                      $ 125,685,551
Cash                                                                      659
Interest receivable                                                   347,494
Other assets                                                            9,096
    Total assets                                                  126,042,800

LIABILITIES
Dividends payable                                                     565,648
Adviser and Administrator fees payable                                 54,782
Accrued expenses                                                       30,327
    Total liabilities                                                 650,757

NET ASSETS (equivalent to $1.00 per share on
  125,392,043 shares outstanding)                               $ 125,392,043

Net Assets consist of:
Capital Stock - Authorized an unlimited number
  of shares, par value $.01 per share                           $   1,253,920
Additional paid-in capital                                        124,138,123
                                                                $ 125,392,043


See accompanying notes to financial statements.

                     CHURCHILL CASH RESERVES TRUST
                        STATEMENT OF OPERATIONS
                 FOR THE YEAR ENDED SEPTEMBER 30, 1997


INVESTMENT INCOME:
    Interest income                                               $ 7,053,277

Expenses:
    Investment Adviser fees (note 2)                  $ 417,092
    Administrator fees (note 2)                         213,857
    Legal fees                                           49,886
    Trustees' fees and expenses                          49,552
    Audit and accounting fees                            25,050
    Shareholders' reports and proxy statements           19,057
    Registration fees and dues                           13,223
    Transfer and shareholder servicing agent fees        10,301
    Custodian fees (note 4)                               8,343
    Insurance                                             3,019
    Miscellaneous                                        26,645
                                                        836,025

    Investment Advisory fees waived (note 2)            (54,585)
    Administration fees waived (note 2)                 (27,571)
    Expenses paid indirectly (note 4)                      (964)
      Net expenses                                                    752,905

      Net investment income                                       $ 6,300,372

See accompanying notes to financial statements.

                         CHURCHILL CASH RESERVES TRUST
                      STATEMENTS OF CHANGES IN NET ASSETS


                                                     YEAR ENDED SEPTEMBER 30,
                                                       1997          1996

FROM INVESTMENT ACTIVITIES:
Net investment income                               $ 6,300,372   $ 7,917,182
Dividends to shareholders ($0.0499 and
  $0.0500 per share, respectively)                   (6,300,372)   (7,917,182)
Change in net assets derived from
  investment activities                                    -             -


FROM CAPITAL SHARE TRANSACTIONS:

                                SHARES
                         YEAR ENDED SEPTEMBER 30,
                          1997             1996

Proceeds from shares
  sold                   334,569,913   584,601,557   334,569,913   584,601,557
Reinvested dividends              27       627,248            27       627,248
Cost of shares redeemed (330,116,590) (610,419,778) (330,116,590) (610,419,778)

Change in net assets
  from capital share
  transactions             4,453,350   (25,190,973)    4,453,350   (25,190,973)

Change in net assets                                   4,453,350   (25,190,973)

NET ASSETS:
  Beginning of period                                120,938,693   146,129,666
  End of period                                    $ 125,392,043 $ 120,938,693

See accompanying notes to financial statements.

                         CHURCHILL CASH RESERVES TRUST
                         NOTES TO FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Churchill Cash Reserves Trust (the "Trust"), a diversified, open-end investment company, was organized on January 4, 1985, as a Massachusetts business trust and is authorized to issue an unlimited number of shares. The Trust commenced operations on July 9, 1985.

    The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

    a) Portfolio valuation: The Trust's portfolio securities are valued by the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), which, after considering accrued interest thereon, approximates market. Under this method, a portfolio security is valued at cost adjusted for amortization of premiums and accretion of discounts. Amortization of premiums and accretion of discounts are included in interest income.

    b)    Securities transactions and related investment income:
          Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premiums and accretion of discounts as discussed in the preceding paragraph.

    c) Federal income taxes: It is the policy of the Trust to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Trust intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

    d) Repurchase agreements: It is the Trust's policy to monitor closely the creditworthiness of all firms with which it enters into repurchase agreements, and to take possession of, or otherwise perfect its security interest in, securities purchased under agreements to resell. The securities purchased under agreements to resell are marked to market every business day so that the value of the "collateral" is at least equal to the value of the "loan" (repurchase agreements being defined as "loans" in the 1940 Act), including the accrued interest earned thereon, plus sufficient additional market value as is considered necessary to provide a margin of safety.

    e) Use of estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

    Under an Investment Advisory Agreement, Banc One Investment Advisors Corporation (the "Adviser") became Adviser to the Trust, effective July 19, 1995. In this role, the Adviser supervises the investments and provides various services to the Trust for which it is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.33 of 1% of the average daily net assets of the Trust.

    The Trust also has an Administration Agreement with its founder and sponsor, Aquila Management Corporation (the "Administrator"). Under this Agreement, the Administrator provides all administration services, other than those relating to the management of the Trust's investments. For its services, the Administrator is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.17 of 1% of the average daily net assets of the Trust.

    Specific details as to the nature and extent of the services provided by the Adviser and the Administrator are more fully defined in the Trust's Prospectus and Statement of Additional Information.

    The Adviser and the Administrator each agree that the above fees shall be reduced, but not below zero, by an amount equal to its proportionate share (determined on the basis of the respective fees computed as described above) of the amount, if any, by which the total expenses of the Trust in any fiscal year, exclusive of taxes, interest and brokerage fees, shall exceed the lesser of (i) 2.5% of the first $30 million of average net assets of the Trust plus 2% of the next $70 million of such assets plus 1.5% of its average annual net assets in excess of $100 million, or (ii) 25% of the Trust's total annual investment income. No such reduction in fees was required during the year ended September 30, 1997.

    For the year ended September 30, 1997, the Trust incurred fees under the Advisory Agreement and Administration Agreement of $417,092 and $213,857, respectively, of which the Adviser and Administrator voluntarily waived $54,585 and $27,571, respectively.

    Under a Distribution Agreement, Aquila Distributors, Inc. (the "Distributor") serves as the exclusive distributor of the Trust's shares. No compensation or fees are paid by the Trust to the Distributor for such share distribution.

3.  DISTRIBUTIONS

    The Trust declares dividends daily from net investment income and makes payments monthly in additional shares at the net asset value per share or in cash, at the shareholder's option.

4.  CUSTODIAN FEES

    The Trust has negotiated an expense offset arrangement with its custodian, Bank One Trust Company, N.A., an affiliate of the Adviser, wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. During the year ended September 30, 1997, the Trust's custodian fees amounted to $8,343, of which $964 was offset by such credits. It is the general intention of the Trust to invest, to the extent practicable, some or all of cash balances in income-producing assets rather than leave cash on deposit with the custodian.

                      CHURCHILL CASH RESERVES TRUST
                          FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

                                        YEAR ENDED SEPTEMBER 30,
                            1997       1996       1995       1994       1993
Net Asset Value,
  Beginning of Period     $1.0000    $1.0000    $1.0000    $1.0000    $1.0000

Income from Investment
  Operations:
  Net investment income    0.0499     0.0500     0.0526     0.0319     0.0265
  Net gain (loss) on
    securities (both
    realized and
    unrealized)              -          -          -          -          -
  Total from Investment
    Operations             0.0499     0.0500     0.0526     0.0319     0.0265

Less Distributions:
  Dividends from net
    investment income     (0.0499)   (0.0500)   (0.0526)   (0.0319)   (0.0265)
  Distributions from
    capital gains            -          -          -           -          -
  Total Distributions     (0.0499)   (0.0500)   (0.0526)   (0.0319)   (0.0265)

Net Asset Value, End
  of Period               $1.0000    $1.0000    $1.0000    $1.0000    $1.0000

Total Return (%)             5.11       5.12       5.39       3.24       2.68

Ratios/Supplemental Data
  Net Assets, End of
    Period ($ thousands)  125,392    120,939    146,130    187,626    187,274
  Ratio of Expenses to
    Average Net Assets(%)    0.60       0.56       0.58       0.60       0.60
  Ratio of Net Investment
    Income to Average Net
    Assets (%)               4.99       5.02       5.24       3.17       2.65

For the years ended September 30, 1997, 1996 and 1995, net investment income per share and the ratios of income and expenses to average net assets without the Adviser's and Administrator's voluntary waiver of fees and the expense offset in custodian fees for uninvested cash balances, would have been:
  Net investment income
    ($)                    0.0493     0.0493      0.0522

  Ratio of Expenses to
    Average Net Assets
    (%)                      0.66       0.63        0.62

  Ratio of Net Investment
    Income to Average Net
    Assets (%)               4.93       4.94       5.20


NOTE: Effective July 19, 1995, Banc One Investment Advisors Corporation became the Trust's Investment Adviser replacing PNC Bank, Kentucky, Inc.

See accompanying notes to financial statements.

REPORT ON THE ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

            The Annual Meeting of Shareholders of Churchill Cash Reserves Trust (the "Trust") was held on September 25, 1997.* At the meeting, the following matters were submitted to a shareholder vote and approved:

            (i) the election of Lacy B. Herrmann, Thomas A. Christopher, Douglas Dean, Diana P. Herrmann, Ann R. Leven, Theodore T. Mason, Anne J. Mills, William J. Nightingale, and James R. Ramsey as Trustees to hold office until the next annual meeting of the Trust's shareholders or until his or her successor is duly elected (each Trustee received 108,384,910.32 affirmative votes (100.00%); no votes were withheld for any Trustee (0.00%)),

            (ii) the ratification of the selection of KPMG Peat Marwick LLP as the Trust's independent auditors for the fiscal year ending September 30, 1997 (votes for: 108,382,823.32 (99.998%); votes against: 2,087.00 (0.002%);
abstentions: 0.00 (0.00%); broker non-votes: 0.00 (0.00%)), and

            (iii) the approval of proposed modifications of the Trust's investment restrictions regarding investment of more than 5% of the Trust's assets in the securities of a single issuer (votes for: 107,563,408.32 (99.24%); votes against: 821,502.00 (0.76%); abstentions: 0.00 (0.00%);
broker non-votes: 0.00 (0.00%)).

_____________________

* On the record date for this meeting, the holders of 127,336,103.99 shares of the Trust were outstanding and entitled to vote. The holders of 108,384,910.32 shares (85.12%) entitled to vote were present in person or by proxy at the meeting.


FEDERAL TAX STATUS OF DIVIDENDS (UNAUDITED)

            This information is presented in order to comply with a requirement of the Internal Revenue Code AND NO CURRENT ACTION ON THE PART OF THE SHAREHOLDERS IS REQUIRED.

            For the fiscal year ended September 30, 1997, the total amount of dividends paid by Churchill Cash Reserves Trust was ordinary dividend income.

            Prior to January 31, 1998, shareholders will be mailed IRS Form 1099-DIV which will contain information on the status of dividends paid for the 1997 CALENDAR YEAR.